                                                                      EXHIBIT 24
                                                              POWERS OF ATTORNEY


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 3rd day of May 1996.



                                     /s/ Edward Grzedzinski
                                     ---------------------------------
                                     Edward Grzedzinski

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 3rd day of May 1996.



                                      /s/ James M. Bahin
                                      --------------------------------------
                                      James M. Bahin

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 3rd day of May 1996.



                                      /s/ Charles T.Cannada
                                      ---------------------------------
                                      Charles T. Cannada

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 2nd day of May 1996.



                                         /s/ Dr. Henry Kressel
                                         ---------------------
                                         Dr. Henry Kressel

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 3rd day of May 1996.



                                         /s/ Joseph P. Landy
                                         -------------------
                                         Joseph P. Landy

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 3rd day of May 1996.



                                    /s/ Maurice F. Terbrueggen, Jr.
                                    -------------------------------
                                    Maurice F. Terbrueggen, Jr.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation relating to the Company's 1991 Employees' Stock Option and Stock Appreciation Rights Plan and the 1996 Employees Stock Incentive Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 3rd day of May 1996.



                                         /s/ Fred Martin Winkler
                                         -----------------------
                                         Fred Martin Winkler